                                15,000,000 Shares

                             CALENERGY COMPANY, INC.

                                  Common Stock



                             SUBSCRIPTION AGREEMENT

                                                         London, England
                                                         October 13, 1997

Credit Suisse First Boston (Europe) Limited
Lehman Brothers International (Europe)
ABN AMRO Rothschild
HSBC Investment Bank Plc
UBS Limited
  c/o Credit Suisse First Boston (Europe) Limited ("CSFBL")
          One Cabot Square
          London, England E14 4QJ

Dear Sirs:

                  1. Introductory. CalEnergy Company, Inc., a Delaware corporation ("Company"), proposes to issue and sell ("International Offering") to the several Managers named in Schedule A hereto ("Managers") 4,500,000 shares ("International Firm Securities") of its Common Stock, par value $.0675 per share ("Securities").

                  It is understood that the Company is concurrently entering into an Underwriting Agreement, dated the date hereof ("Underwriting Agreement"), with certain United States underwriters listed in Schedule A thereto ("U.S. Underwriters"), for whom Credit Suisse First Boston Corporation ("CSFBC"), Lehman Brothers Inc., Donaldson, Lufkin & Jenrette Securities Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated are acting as representatives ("U.S. Representatives") relating to the concurrent offering and sale in the United States and Canada ("U.S. Offering") of 10,500,000 shares of Securities ("U.S. Firm Securities").

                  It is also understood that the Company is concurrently entering into a Purchase Agreement, dated the date hereof ("Purchase Agreement"), with Walter C. Scott, Jr., Chairman and President of Peter Kiewit Sons', Inc, and/or certain affiliated trusts and other entities directly or indirectly related to Mr. Scott, relating to the concurrent sale of 2,000,000 shares of Securities ("Direct Sale").

                  In addition, the Company proposes to issue and sell to the U.S. Underwriters and the Managers an option exercisable by CSFBC for an aggregate of not more than 2,100,000 additional shares of Securities ("Optional Securities"; the Optional Securities for the International Offering are referred to as the "International Optional Securities" and the Optional Securities for the offering in the United States and Canada are referred to as the "U.S. Optional Securities"). The U.S. Firm Securities and the U.S. Optional Securities are hereinafter called the "U.S. Securities"; the International Firm Securities and the International Optional Securities are hereinafter called the "International Securities"; and the U.S. Firm Securities and the International Firm Securities are hereinafter called the "Firm Securities". The U.S. Securities and the International Securities are collectively referred to as the "Offered Securities". To provide for the coordination of their activities, the U.S. Underwriters and the Managers have entered into an Agreement Between U.S. Underwriters and Managers which permits them, among other things, to sell the Offered Securities to each other for purposes of resale.

                  The Company hereby agrees with the several Managers as follows:

                  2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the several Managers that:

                  (a) A registration statement on Form S-3 (No. 333-32821), including a form of prospectus relating to certain debt and equity securities ("Registered Securities") to be issued from time to time by the Company, has been filed with the Securities and Exchange Commission ("Commission") and has been declared effective under the Securities Act of 1933, as amended ("Act"). The Company proposes to file with the Commission pursuant to Rule 424 under the Act a form of prospectus supplement specifically relating to the U.S. Securities and a form of prospectus supplement specifically relating to the International Securities. The registration statement, as amended at the time of this Agreement, including all material incorporated by reference therein, is hereinafter referred to as the "Registration Statement," and the form of prospectus included in such Registration

         Statement, as supplemented by the prospectus supplement specifically relating to the U.S. Securities and the form of prospectus included in such Registration Statement, as supplemented by the prospectus supplement specifically relating to the International Securities, in each case as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act, including all material incorporated by reference therein, are hereinafter referred to as the "U.S. Prospectus" and the "International Prospectus", respectively, and collectively as the "Prospectuses". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

                  (b) On the effective date of the registration statement relating to the Registered Securities, such registration statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission ("Rules and Regulations") thereunder and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and on the date of this Agreement, the Registration Statement conforms, and at the time of filing of each of the Prospectuses pursuant to Rule 424(b), the Registration Statement and each of the Prospectuses will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and none of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein (with respect to the Prospectuses, in the light of the circumstances under which they were made) not misleading, except that the foregoing does not apply to statements in or omissions from the Registration Statement or either of the Prospectuses based upon written information furnished to the Company by or on behalf of any Underwriter through the Representatives or by or on behalf of any Manager through CSFBL specifically for use therein, it being understood and agreed that the only such information is that described as such in
         Section 7(b).

                  (c) The documents incorporated by reference in the Registration Statement and the Prospectuses, when they became effective or were last amended or filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Securities Exchange Act of 1934, as amended ("Exchange Act"), as applicable, and the Rules and Regulations, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and any further documents so filed and incorporated by reference in the Registration Statement and the Prospectuses, when such documents become effective or are filed with the Commission, as the case may be, shall conform in all material respects to the requirements of the Act and the Exchange Act as applicable, and the Rules and Regulations and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made.

                  (d) The Company, each Subsidiary (as defined below) and each Joint Venture (as defined below) have been duly organized and are validly existing and, if applicable, in good standing under the laws of their respective jurisdictions of organization as a corporation, limited liability company or partnership, as the case may be, and have the power and authority to own, lease and operate their property and conduct their businesses as described in the Prospectuses; the Company, the Subsidiaries and the Joint Ventures are duly qualified to do business and are in good standing as foreign corporations or foreign partnerships, as the case may be, in each jurisdiction, domestic or foreign, in which such registration or qualification or good standing is required (whether by reason of the ownership or leasing of property, the conduct of business or otherwise), except where the failure to so register or qualify or be in good standing is not reasonably likely to have a material adverse effect on the financial condition, business or results of operations of the Company, the Subsidiaries and the Joint Ventures taken as a whole. For purposes of this Agreement, (A) the term "Subsidiary" shall mean the entities listed in Schedule B hereto ("Schedule B") and (B) the term "Joint Venture" shall mean the entities listed in Schedule C hereto ("Schedule C"), it being understood that such term means the general or limited partnership or other joint venture entity and not the individual general or limited partners or other joint venturers thereof. The Subsidiaries listed in Schedule B are all the material direct and indirect "subsidiaries" of the Company, as such term is defined in Rule 405 of the Rules and Regulations, and are all of the "Significant Subsidiaries" of the Company, as such term is defined in Rule 1-02 of Regulation S-X.

                  (e) All the outstanding shares of capital stock of each Subsidiary have been duly and validly authorized and issued and are fully-paid and nonassessable; and except as otherwise set forth in Schedule B or disclosed in or contemplated by the Prospectuses, all outstanding shares of capital stock of each Subsidiary are owned beneficially by the Company free and clear of any material claims, liens, encumbrances and security interests. All of the partnership interests in the Joint Ventures beneficially owned by the Company (as reflected in Schedule C) have been duly and validly authorized and issued and, except as otherwise set forth in Schedule C or disclosed in or contemplated by the Prospectuses, are owned beneficially by the Company free and clear of any material claims, liens, encumbrances and security interests.

                  (f) The Firm Securities and any Optional Securities and all other outstanding shares of capital stock of the Company have been duly authorized; all outstanding shares of capital stock of the Company are, and, when the Offered Securities have been delivered and paid for in accordance with this Agreement and the Underwriting Agreement on each Closing Date (as defined below), such Offered Securities will have been, validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Prospectuses; and the stockholders of the Company have no preemptive rights with respect to the Offered Securities which have not been waived.

                  (g) The use of the proceeds of the offering of the Offered Securities as described in the Prospectuses has been duly authorized by all necessary action on the part of the Company.

                  (h) Except as disclosed in the Prospectuses, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any U.S. Underwriter or Manager for a brokerage commission, finder's fee or other like payment in connection with the offering of the Offered Securities.

                  (i) Except as disclosed in the Prospectuses, there are no contracts, agreements or understandings which have not been satisfied or waived between the Company and any person requiring the Company to include securities of the Company owned or to be owned by such person in the securities registered pursuant to the Registration Statement.

                  (j) The outstanding shares of Common Stock are listed on The New York Stock Exchange (the "Stock Exchange") and the Offered Securities have been approved for listing on the Stock Exchange, subject to notice of issuance.

                  (k) The execution, delivery and performance of this Agreement and the Underwriting Agreement, and the issuance and sale of the Offered Securities and the use of the proceeds of the offering of the Offered Securities as described in the Prospectuses, will not (A) conflict with the corporate charter or by-laws or partnership agreement of the Company, any Subsidiary or any Joint Venture, (B) conflict with, result in the creation or imposition of any lien, charge or other encumbrance upon any asset of the Company, any Subsidiary or any Joint Venture pursuant to the terms of, or constitute a breach of, or default under, any agreement, indenture or other instrument to which the Company, any Subsidiary or any Joint Venture is a party or by which the Company, any Subsidiary or any Joint Venture is bound or to which any of the properties of the Company, any Subsidiary or any Joint Venture is subject, or (C) result in a violation of any statute, rule, regulation, order, judgment or decree of any court or governmental agency, body or authority having jurisdiction over the Company, any Subsidiary or any Joint Venture or any of their properties where any such conflicts, encumbrances, breaches, defaults or violations under clauses (B) or (C), individually or in the aggregate, is reasonably likely to (i) have a material adverse effect on the financial condition, business or results of operations of the Company, the Subsidiaries and the Joint Ventures taken as a whole or (ii) impair the validity or enforceability of the Offered Securities under the Act.

                  (l) Except (A) as to state or foreign securities laws and (B) consents of third parties which have been obtained, no consent, approval, authorization or order of, or filing or registration by the Company, any Subsidiary or, to the best of the Company's knowledge, any Joint Venture with, any court, governmental agency or third party is required for the consummation of the transactions contemplated by this Agreement and the Underwriting Agreement in connection with the issuance and sale of the Offered Securities by the Company and the use of the proceeds of the offering of the Offered Securities as described in the Prospectuses.

                  (m) The Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement and the Underwriting Agreement, respectively.

                  (n) This Agreement and the Underwriting Agreement have each been duly authorized, executed and delivered by the Company.

                  (o) Except as disclosed in or contemplated by the Prospectuses, the Company, each Subsidiary and each Joint Venture holds, as applicable, good and valid title to, or valid and enforceable leasehold or contractual interests in, all real properties and all other properties and assets owned or leased by or held under contract by each of them that are material to the business of the Company, the Subsidiaries and the Joint Ventures taken as a whole, and free from liens, encumbrances and defects that would materially interfere with the use made or to be made thereof by them.

                  (p) Except as disclosed in or contemplated by the Prospectuses, the Company, the Subsidiaries and the Joint Ventures carry, or are covered by, insurance in such amounts and covering such risks as is customary for similarly situated companies in the Company's, such Subsidiaries' and such Joint Ventures' industries, respectively. Each of the foregoing insurance policies is valid and in full force and effect, and no event has occurred and is continuing that permits, or after notice or lapse of time or both would permit, modifications or terminations of the foregoing that, individually or in the aggregate, is reasonably likely to have a material adverse effect on the financial condition, business or results of operations of the Company, the Subsidiaries and the Joint Ventures taken as a whole.

                  (q) Except as disclosed in or contemplated by the Prospectuses, the Company, each Subsidiary and each Joint Venture (i) has obtained each license, permit, certificate, franchise or other governmental authorization which is material to the ownership of their properties or to the conduct of their businesses as described in or contemplated by the Prospectuses and (ii) is in compliance with all terms and conditions of such license, permit, certificate, franchise or other governmental authorization, except (A) in either case where the failure to do so is not reasonably likely to have, individually or in the aggregate, a material adverse effect on the financial condition, business or results of operations of the Company, the Subsidiaries and the Joint Ventures taken as a whole, (B) permits, consents and approvals that may be required for future drilling or operating activities which are ordinarily deemed to be ministerial in nature and which are anticipated to be obtained in the ordinary course and (C) permits, consents and approvals for developmental or construction activities which have not yet been obtained but which have been or will be applied for in the course of development or construction and which are anticipated to be obtained in the ordinary course.

                  (r) Except as disclosed in the Prospectuses, there are no legal or governmental actions, suits or proceedings before any court, governmental agency, body or authority, domestic or foreign, now pending or, to the knowledge of the Company, threatened against, or, to the knowledge of the Company, involving, the Company, any Subsidiary or any Joint Venture (i) of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Registration Statement or (ii) that, if determined adversely to the Company, any Subsidiary or any Joint Venture, would be reasonably likely to have, individually or in the aggregate, a material adverse effect on the financial condition, business or results of operations of the Company, the Subsidiaries and the Joint Ventures taken as a whole, or on the ability of the Company to perform its obligations under this Agreement or the Underwriting Agreement, or which are otherwise material in the context of the sale of the Offered Securities.

                  (s) The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

                  (t) The Company, the Subsidiaries and the Joint Ventures are currently conducting their respective businesses as described in the Prospectuses.

                  (u) There are no contracts or documents of a character required to be described in the Registration Statement or Prospectuses or to be filed as exhibits to the Registration Statement which are not described or filed as required under the Act.

                  (v) There is no relationship, direct or indirect, that exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, of a character required to be described in the Registration Statement or Prospectuses which is not described as required under the Act.

                  (w) There is no labor problem or disturbance with the persons employed by the Company, any Subsidiary or any Joint Venture that exists or, to the knowledge of the Company, that is threatened and that might reasonably be expected to have a material adverse effect on the financial condition, business or results of operations of the Company, the Subsidiaries and the Joint Ventures taken as a whole.

                  (x) Neither the Company nor any person who is a member of a group which is under common control with the Company and the Subsidiaries and the Joint Ventures, who together with the Company, the Subsidiaries and the Joint Ventures is treated as a single employer ("ERISA Affiliate") within the meaning of Section 414(b), (c), (m) or
         (o) of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), or Section 4001(b) of the Employee Retirement Income Security Act of 1974, as amended from time to time ("ERISA"), has established, sponsored, maintained or had any obligation to contribute to any employee benefit plans within the meaning of Section 3(3) of ERISA which are subject to Title IV of ERISA or Section 412 of the Code. Except where it could not reasonably be expected to result in a material adverse effect on the financial condition, business or results of operations of the Company, the Subsidiaries and the Joint Ventures taken as a whole, (i) all employee benefit plans within the meaning of
         Section 3(3) of ERISA established, sponsored or maintained for or on behalf of the employees, officers or directors of the Company, the Subsidiaries, the Joint Ventures or any ERISA Affiliate ("Employee Benefit Plans") are in compliance with all applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder and each such Employee Benefit Plan that is intended to be qualified under Code Section 401(a) has been determined by the Internal Revenue Service to be so qualified and (ii) no material liability or obligation has been incurred or is reasonably expected to be incurred by the Company, the Subsidiaries or the Joint Ventures or any ERISA Affiliate with respect to any Employee Benefit Plan.

                  (y) None of the Company, any Subsidiary or any Joint Venture
         (i) is in violation of its respective charter, by-laws or partnership agreements, (ii) is in default, and no event exists and is continuing that, with notice or lapse of time or both, would constitute such a default, in the due performance and observance of any material term contained in any lease, license, indenture, mortgage, deed of trust, note, bank loan or other evidence of indebtedness or any other agreement, understanding or instrument to which the Company, any Subsidiary or any Joint Venture is a party or by which the Company, any Subsidiary or any Joint Venture or any property of the Company, any Subsidiary or any Joint Venture may be bound or affected, which default, individually or in the aggregate, is reasonably likely to have a material adverse effect on the financial condition, business or results of operations of the Company, the Subsidiaries and the Joint Ventures taken as a whole, or (iii) is in violation of any law, ordinance, governmental rule or regulation or court decree to which it may be subject, which violation, individually or in the aggregate, is reasonably likely to have a material adverse effect on the financial condition, business or results of operations of the Company, the Subsidiaries and the Joint Ventures taken as a whole or would materially interfere with the execution, delivery and performance of this Agreement, or the Underwriting Agreement, the issuance and sale of the Offered Securities or the use of the proceeds of the offering of the Offered Securities as described in the Prospectuses.

                  (z) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, hazardous wastes or hazardous substances, pollutants or contaminants by the Company, any Subsidiary or any Joint Venture (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company, any Subsidiary or any Joint Venture in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which does not have, or would not be reasonably likely to have, individually or in the aggregate with all such violations and remedial actions, a material adverse effect on the financial condition, business or results of operations of the Company, the Subsidiaries and the Joint Ventures taken as a whole; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, solid wastes, hazardous wastes or hazardous substances, pollutants or contaminants due to or caused by the Company, any Subsidiary or any Joint Venture or with respect to which the Company, any Subsidiary or any Joint Venture has knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which does not have, or would not be reasonably likely to have, individually or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a material adverse effect on the financial condition, business or results of operations of the Company, the Subsidiaries and the Joint Ventures taken as a whole; and the terms "hazardous wastes", "toxic wastes" and "hazardous substances" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

                  (aa) None of the Company or any Subsidiary or any Joint Venture is an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940, as amended (the "1940 Act"), nor is it a closed-end investment company required to be registered, but not registered, thereunder; and each of the Company, each Subsidiary and each Joint Venture is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectuses, will not be an "investment company", or, to the best knowledge of the Company after due inquiry, a company controlled by an "investment company" within the meaning of the 1940 Act.

                  (ab) The Company, each Subsidiary and each Joint Venture has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof, or has filed extensions in accordance with applicable law, and has paid all taxes required to be paid through the date hereof thereon, except for such failures to file or pay that would not, individually or in the aggregate, be reasonably likely to have a material adverse effect on the financial condition, business or results of operations of the Company, the Subsidiaries and the Joint Ventures taken as a whole, and no tax deficiency has been determined adversely to the Company, any Subsidiary or any Joint Venture that has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company, any Subsidiary or any Joint Venture would be reasonably likely to have) a material adverse effect on the financial condition, business or results of operations of the Company, the Subsidiaries and the Joint Ventures taken as a whole.

                  (ac) The financial statements and the related notes and schedules included or incorporated by reference in the Registration Statement and the Prospectuses fairly present the financial position, the results of operations and the cash flows of the Company and its consolidated subsidiaries at the respective dates and for the respective periods to which they apply; and such financial statements and the related notes and schedules have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis throughout the periods therein specified. The historical information under the caption "Capitalization" in the Prospectuses is accurately described as of the date presented therein.

                  (ad) Since the date of the latest financial statements included or incorporated by reference in the Prospectuses (i) there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the financial condition, business or results of operations of the Company, the Subsidiaries and the Joint Ventures taken as a whole, and (ii) except as disclosed in or contemplated by the Prospectuses, there have not been any transactions entered into by the Company, the Subsidiaries or any Joint Venture, other than those in the ordinary course of business, which are material to the Company, the Subsidiaries and the Joint Ventures taken as a whole; and, except as disclosed in the Prospectuses, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (ae) The pro forma financial information included in the Registration Statement and the Prospectuses presents fairly the information shown therein, has been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial information, has been properly compiled on the pro forma bases described therein, and, in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

                  (af) The accountants who have certified certain financial statements of the Company or of businesses acquired by the Company, as applicable, and whose reports appear in the Registration Statement and the Prospectuses or are incorporated by reference therein, are and were independent public accountants as required by the Act and the Rules and Regulations during the periods covered by the financial statements on which they reported which are contained or incorporated by reference in the Registration Statement or the Prospectuses.

                  (ag) (i) Each of the operational electric generation facilities ("Plants") owned in whole or in part, directly or indirectly by (A) the

         Company, (B) the Subsidiaries or (C) the Joint Ventures which is located in the United States is a "qualifying cogeneration facility" or a "qualifying small power production facility" (either or both of which are hereinafter referred to as a "QF"), as such terms are defined under the Federal Power Act, as amended ("FPA"), and the regulations thereunder, and has continuously been in compliance with the requirements for being a QF since it commenced sales of electricity;
         (ii) with respect to each Plant under development and located in the United States, either (x) to the extent that the Company, the Subsidiaries or the Joint Ventures plan to act as the owner and/or operator of any one of the Plants under development by the Company, the Subsidiaries or the Joint Ventures and located in the United States (as currently configured or as currently anticipated to be configured), that owner and/or operator satisfies or is currently expected to satisfy current regulatory requirements for being an "exempt wholesale generator" ("EWG"), as such term is defined under the FPA, the Public Utility Holding Company Act of 1935, as amended ("PUHCA") and the regulations thereunder or (y) each of the Plants under development by the Company, the Subsidiaries or the Joint Ventures and located in the United States (as currently configured or as currently anticipated to be configured) will be a QF and will be in continuous compliance with the requirements for being a QF; (iii) the owner or operator of each of the Plants under development by the Company, the Subsidiaries or the Joint Ventures and located outside the United States (as currently configured or as currently anticipated to be configured) satisfies or is currently expected to satisfy current regulatory requirements for being either (A) an EWG or (B) a "foreign utility company," as such term is defined under PUHCA and the regulations thereunder; (iv) none of the entities identified in clause (A) or (B) of subparagraph (i) above owns or operates or will own or operate any electric distribution facilities or any electric transmission facilities in or outside of the United States other than electric transmission facilities that have been or will be approved by the Federal Energy Regulatory Commission as being part of a QF, or the owner and/or operator of which will have qualified as EWG's or as "foreign utility companies" as such terms are defined under the FPA, PUHCA and the regulations thereunder; and (v) none of the entities identified in clause (A), (B) or (C) of subparagraph (i) above is, or is subject to regulation as, a "public utility holding company" or a "subsidiary company" of a "public utility holding company," as those terms are defined under PUHCA, or is subject to regulation under the FPA, other than as contemplated by 18 C.F.R
         Section 292.601(c), or, except as described in or contemplated by the Prospectuses, subject to regulation by any state law or foreign governmental law with respect to rates or the financial or organizational regulation of electric utilities.

                  3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Managers, and the Managers agree, severally and not jointly, to purchase from the Company, at a purchase price of $36.645 per share (representing a public offering price of $37.875 per share less a selling concession (as described below) of $1.23 per share), the respective number of shares of International Firm Securities set forth opposite the names of the Managers in Schedule A hereto.

                  The Company will deliver the International Firm Securities to CSFBL for the accounts of the Managers, against payment of the purchase price in U.S. dollars in Federal (same day funds) by official bank check or checks or wire transfer to an account at a bank acceptable to CSFBL drawn to the order of CalEnergy Company, Inc. at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York, at 10:00 A.M., New York time, on October 17, 1997 or at such other time not later than seven full business days thereafter as CSFBL and the Company determine, such time being herein referred to as the "First Closing Date". For purposes of Rule 15c6-1 under the Exchange Act, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the International Firm Securities sold pursuant to the International Offering. The certificates for the International Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as CSFBL requests and will be made available for checking and packaging at the office of CSFBC, at least 24 hours prior to the First Closing Date.

                  In addition, upon written notice from CSFBC given to the Company from time to time not more than 30 days subsequent to the date of the initial public offering of the Offered Securities, the U.S. Underwriters and the Managers may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. The International Optional Securities to be purchased by the Managers on any Optional Closing Date (as defined below) shall be in the same proportion to all the Optional Securities to be purchased by the U.S. Underwriters and the Managers on such Optional Closing Date as the International Firm Securities bear to all the Firm Securities and the U.S. Optional Securities to be purchased by the U.S. Underwriters on any Optional Closing Date shall be in the same proportion to all the Optional Securities to be purchased by the U.S. Underwriters and the Managers on such Optional Closing Date as the U.S. Firm Securities bear to all the Firm Securities. The Company agrees to sell to the Managers such International Optional Securities specified in such notice and the Managers agree, severally and not jointly, to purchase such International Optional Securities. The International Optional Securities shall be purchased for the account of each Manager in the same proportion as the number of shares of International Firm Securities set forth opposite such Manager's name bears to the total number of shares of International Firm Securities (subject to adjustment by CSFBC to eliminate fractions). The Optional Securities may be purchased by the U.S. Underwriters and the Managers only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the related Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFBC on behalf of the U.S. Underwriters and the Managers to the Company.

                  Each time for the delivery of and payment for the International Optional Securities, being herein referred to as an "Optional Closing Date", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by CSFBC but shall be not later than seven full business days after written notice of election to purchase Optional Securities is given. The Company will deliver the International Optional Securities being purchased on each Optional Closing Date to CSFBL for the accounts of the several Managers, against payment of the purchase price therefor in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to CSFBL drawn to the order of CalEnergy Company, Inc., at the above office of Skadden, Arps, Slate, Meagher & Flom LLP. The certificates for the International Optional Securities will be in definitive form, in such denominations and registered in such names as CSFBL requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the above office of CSFBC, at a reasonable time in advance of such Optional Closing Date.

                  The Company will pay to the Managers as aggregate compensation for their commitments hereunder and for their services in connection with the purchase of the International Securities and the management of the offering thereof, if the sale and delivery of the International Securities to the Managers provided herein is consummated, an amount equal to U.S. $1.23 per International

Security purchased, which may be divided among the Managers in such proportions as they may determine. Such payment will be made on the First Closing Date in the case of the International Firm Securities and on each Optional Closing Date in the case of the International Optional Securities sold to the Manager on such Closing Date, in each case by way of deduction by the Managers of said amount from the purchase price for the International Securities referred to above.

                  4. Offering by Underwriters. It is understood that the several Managers propose to offer the International Securities for sale to the public as, and upon the terms and conditions, set forth in the International Prospectus.

                  5. Certain Agreements of the Company. The Company agrees with the several Managers that:

                  (a) The Company will file each of the Prospectuses with the Commission pursuant to and in accordance with subparagraph (2) (or, if applicable and if consented to by CSFBL, subparagraph (5)) of Rule 424(b) not later than the second business day following the execution and delivery of this Agreement. The Company will advise CSFBL promptly of any such filing pursuant to Rule 424(b).

                  (b) The Company will advise CSFBL promptly of any proposal to amend or supplement the Registration Statement or either of the Prospectuses and will not effect such amendment or supplementation without CSFBL's prior consent, which consent shall not be unreasonably withheld; and the Company will also advise CSFBL promptly of the effectiveness of any amendment or supplementation of the Registration Statement or either of the Prospectuses and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement and will use its reasonable best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

                  (c) If, at any time when a prospectus relating to the Offered Securities is required, in the opinion of counsel for the U.S. Underwriters and Managers, to be delivered under the Act in connection with sales by any U.S. Underwriter, Manager or dealer, any event occurs as a result of which either or both of the Prospectuses as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any such time to amend either or both Prospectuses to comply with the Act, the Company will promptly notify CSFBL of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CSFBL's consent to, nor the Managers' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

                  (d) As soon as practicable, but not later than 16 months after the date of this Agreement, the Company will make generally available to its securityholders an earnings statement (which need not be audited) covering a period of at least 12 months beginning after the later of (i) the effective date of the most recent post-effective amendment to the Registration Statement to become effective prior to the date of this Agreement and (ii) the date of the Company's most recent Annual Report on Form 10-K filed with the Commission prior to the date of this Agreement, which will satisfy the provisions of
         Section 11(a) of the Act.

                  (e) The Company will furnish to the Managers copies of the Registration Statement (six of which will be signed and will include all exhibits), each preliminary prospectus and preliminary prospectus supplement relating to the International Securities, and, until completion of the distribution of the International Securities as determined by CSFBL, the International Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as CSFBL requests. The Company will pay the expenses of printing and distributing to the Managers all such documents.

                  (f) The Company will arrange for the qualifications of the Offered Securities for sale under the laws of such jurisdictions in the United States as CSFBC designates and will continue such qualifications in effect so long as required for the distribution, provided that, in connection therewith the Company shall not, with respect to any such jurisdiction, be required to qualify as a foreign corporation, to file a general consent to service of process or to take any other action that would subject it to service of process in suits other than those arising out of the offering of the Offered Securities or to taxation in respect of doing business in any jurisdiction in which it is not otherwise subject.

                  (g) During the period of three years hereafter, the Company will furnish to CSFBL and, upon request, to each of the other Managers, as soon as practicable, after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to CSFBL as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders.

                  (h) The Company will pay all expenses incident to the performance of its obligations under this Agreement and will reimburse the Managers (if and to the extent incurred by them) for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities and for expenses incurred in distributing preliminary prospectuses, preliminary prospectus supplements and the Prospectuses (including any amendments and supplements thereto) to the Managers.

                  (i) The Company will indemnify and hold harmless the Managers against any documentary, stamp or similar issuance tax, including any interest and penalties, on the creation, issuance and sale of the Offered Securities and on the execution and delivery of this Agreement. All payments to be made by the Company hereunder shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Company is compelled by law to deduct or withhold such taxes, duties or charges. In that event, the Company shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made.

                  (j) For a period of 90 days after the date of the initial public offering of the Offered Securities, neither the Company nor any of its directors or officers will offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any shares of the Securities, or any securities that are convertible into or exercisable or exchangeable for, or that represent the right to receive, shares of the Securities or publicly disclose the intention to make any such offer, sale, pledge, disposal or filing, without the prior written consent of CSFBC, except (i) issuances of

         Securities pursuant to the conversion or exchange of convertible or exchangeable securities or the exercise of warrants or options, in each case outstanding on the date hereof, (ii) grants of employee stock options pursuant to the terms of a plan in effect on the date hereof, or issuances of Securities pursuant to the exercise of such options;
         (iii) sales of Securities pursuant to employee stock benefit plans in effect on the date hereof, and (iv) filing with the Commission a registration statement relating to the Securities described in the preceding clauses (i), (ii) and (iii) . The Company shall, concurrently with the execution of this Agreement, deliver to CSFBC an agreement executed by each of the directors and officers of the Company pursuant to which each such person agrees, not to offer, sell, contract to sell, pledge, grant any option to purchase, or otherwise dispose of any of the Company's Securities or any securities convertible into or exercisable or exchangeable for such Securities for a period of 90 days after the date of the initial public offering of the Offered Securities.

                  (k) The Company shall apply the net proceeds from the sale of the Offered Securities as set forth in the Prospectuses.

                  (l) No action has been or, prior to the completion of the distribution of the Offered Securities, will be taken by the Company in any jurisdiction outside the United States that would permit a public offering of the Offered Securities, or possession or distribution of the International Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement issued in connection with the offering of the Offered Securities, or any other offering material, in any country or jurisdiction where action for that purpose is required.

                  6. Conditions of the Obligations of the Managers. The obligations of the several Managers to purchase and pay for the International Firm Securities on the First Closing Date and the International Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of Company officers made pursuant to the provisions of
         Section 6(h), to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

                  (a) On or prior to the date of this Agreement, the Managers shall have received a letter, dated the date of delivery thereof, of Deloitte &

         Touche LLP (and the independent accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are included or incorporated by reference in the Prospectuses) in agreed form.

                  All financial statements and schedules included in material incorporated by reference into the Registration Statement and the Prospectuses shall be deemed included in the Registration Statement and the Prospectuses for purposes of this subsection.

                  (b) Each of the Prospectuses shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or the Managers, shall be contemplated by the Commission.

                  (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change the financial condition, business or results of operations of the Company, the Subsidiaries and the Joint Ventures, taken as a whole, which, in the judgment of CSFBL, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the International Securities; (ii) any downgrading in the rating of any debt securities or preferred stock of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities or preferred stock of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by the United States Congress or any other substantial national or international calamity or emergency if, in the judgment of CSFBL, the effect of any such outbreak, escalation, declaration, calamity or emergency on the financial markets makes it impracticable or inadvisable to proceed with completion of the public offering or the sale of and payment for the International Securities.

                  (d) The Managers shall have received an opinion, dated such Closing Date, of Steven A. McArthur, Senior Vice President and General Counsel of the Company, to the effect that:

                           (i) Each of the Company, the Subsidiaries and the
                  Joint Ventures has been duly organized and is validly existing and, if applicable, in good standing under the laws of its respective jurisdiction of organization and each of the Company, the Subsidiaries and the Joint Ventures has the power and authority to own, lease and operate its respective properties and to conduct its businesses as described in the Prospectuses;

                           (ii) Each of the Company, the Subsidiaries and the
                  Joint Ventures is duly registered or qualified to do business and (to the extent applicable) is in good standing as a foreign corporation, a foreign partnership or a foreign limited liability company, as the case may be, in each jurisdiction, domestic or foreign, in which such registration, qualification or good standing is required (whether by reason of the ownership or leasing of property, the conduct of its business or otherwise), except where the failure to so register or qualify or be in good standing is not reasonably likely to have a material adverse effect on the financial condition, business or results of operation of the Company, the Subsidiaries and the Joint Ventures taken as a whole;

                           (iii) The Company has the authorized and outstanding
                  capitalization as set forth under the caption "Capitalization" in the Prospectuses; the Offered Securities have been validly authorized; when the Offered Securities have been delivered and paid for in accordance with this Agreement and the Underwriting Agreement on each Closing Date, such Offered Securities will have been validly issued, fully-paid and nonassessable and all outstanding Securities will conform as to legal matters in all material respects to the description thereof contained in the Prospectuses; there are no preemptive or similar rights, which have not been satisfied or waived, to subscribe for or to purchase, nor any restriction on the transfer of, the Offered Securities pursuant to the Company's charter, bylaws or any agreement or other instrument; to the best knowledge of such counsel, all the outstanding shares of capital stock of each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable; and to the best knowledge of such counsel, except as otherwise set forth in Schedule B attached hereto or disclosed in or contemplated by the Prospectuses, all outstanding shares of capital stock of each Subsidiary are owned beneficially by the Company free and clear of any material claims, liens, encumbrances and security interests; and to the best knowledge of such counsel, all of the partnership interests in the Joint Ventures owned by the Company (as reflected in Schedule C attached hereto) have been duly and validly authorized and issued, and, except as otherwise disclosed in or contemplated by the Prospectuses, are owned beneficially by the Company free and clear of any material claims, liens, encumbrances and security interests;

                           (iv) The authorized capital stock of the Company,
                  including the Offered Securities, conforms as to legal matters in all material respects to the description thereof contained in the Prospectuses;

                           (v) To such counsel's knowledge, except as otherwise
                  disclosed in the Prospectuses, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any U.S. Underwriter or Manager for a brokerage commission, finder's fee or other like payment;

                           (vi) To such counsel's knowledge, there are no
                  contracts, agreements or understandings which have not been satisfied or waived between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include any such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act;

                           (vii) Except as disclosed in or contemplated by the
                  Prospectuses, each of the Company, the Subsidiaries and the Joint Ventures has good and valid title to, or valid and enforceable leasehold or contractual interests in, all real properties and all other properties and assets owned or leased by each of them that are material to the business of each such entity, in each case free from all liens, encumbrances, and defects that would materially interfere with the use made or to be made thereof by them;

                           (viii) To such counsel's knowledge, there is no legal
                  or governmental action, suit or proceeding before any court, governmental agency, body or authority, domestic or foreign, now pending, threatened against, or involving, the Company, any Subsidiary or any Joint Venture (i) of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Registration Statement or
                  (ii) that, if determined adversely to the Company, any Subsidiary or any Joint Venture, is reasonably likely to have, individually or in the aggregate, a material adverse effect on the financial condition, business or results of operations of the Company, the Subsidiaries and the Joint Ventures taken as a whole or on the ability of the Company to perform its obligations under this Agreement or the Underwriting Agreement;

                           (ix) To such counsel's knowledge, the Company, each
                  Subsidiary and each Joint Venture (i) has obtained each license, permit, certificate, franchise or other governmental authorization which is material to the ownership of their properties or to the conduct of their businesses as described in the Prospectuses and (ii) is in compliance with all terms and conditions of such license, permit, certificate, franchise or other governmental authorization, except (x) in either case where the failure to do so is not reasonably likely to have, individually or in the aggregate, a material adverse effect on the financial condition, business or results of operations of the Company, the Subsidiaries and the Joint Ventures taken as a whole, (y) permits, consents and approvals that may be required for future drilling or operating activities which are ordinarily deemed to be ministerial in nature and which are anticipated to be obtained in the ordinary course and (z) permits, consents and approvals for developmental or construction activities which have not yet been obtained but which have been or will be applied for in the course of development or construction and which are anticipated to be obtained in the ordinary course;

                           (x) The Company has all requisite corporate power and
                  authority to enter into this Agreement and the Underwriting Agreement, to issue the Offered Securities and to consummate the transactions contemplated by this Agreement and the Underwriting Agreement;

                           (xi) There are no contracts or other documents which
                  are required to be described in the Prospectuses or filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations which have not been described or filed as exhibits to the Registration Statement or incorporated by reference therein as permitted by the Rules and Regulations;

                           (xii) This Agreement and the Underwriting Agreement
                  have been duly authorized, executed and delivered by the Company;

                           (xiii) (A) The execution, delivery and performance of
                  this Agreement and the Underwriting Agreement, and the issuance and sale of the Offered Securities and the use of proceeds of the Offered Securities as designated in the Prospectuses do not and will not (i) conflict with the corporate charter or by-laws or partnership agreement of the Company, any Subsidiary or any Joint Venture, (ii) to the best knowledge of such counsel, conflict with, result in the creation or imposition of any lien, charge or other encumbrance upon any asset of the Company, any Subsidiary or any Joint Venture pursuant to the terms of, or constitute a breach of, or default under, any agreement, indenture or other instrument to which the Company, any Subsidiary or any Joint Venture is a party or by which the Company, any Subsidiary or any Joint Venture is bound or to which any of the properties of the Company, any Subsidiary or any Joint Venture is subject, or (iii) to the best knowledge of such counsel, result in a violation of any statute, rule, regulation, order, judgment or decree of any court or governmental agency, body or authority having jurisdiction over the Company, any Subsidiary or any Joint Venture or any of their properties where any such conflict, encumbrance, breach, default or violation under clauses (ii) or (iii), individually or in the aggregate, is reasonably likely to have a material adverse effect on the financial condition, business or results of operations of the Company, its Subsidiaries and the Joint Ventures taken as a whole; (B) to the knowledge of such counsel, except for (i) the registration of the Offered Securities under the Act and (ii) such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Offered Securities, no consent, authorization or order of, or filing or registration by the Company, any Subsidiary or any Joint Venture with, any court, governmental agency or third party is required in connection with the execution, delivery and performance by the Company of this Agreement and the Underwriting Agreement, the consummation of the transactions contemplated herein and therein, and the issuance, distribution and sale of the Offered Securities as contemplated herein and therein, the failure to obtain which, individually or in the aggregate, is reasonably likely to have a material adverse effect on the financial condition, business or results of operations of the Company, the Subsidiaries and the Joint Ventures taken as a whole, or on the Offered Securities or the ability of the Company to perform its obligations under this Agreement and the Underwriting Agreement, and (C) the Company has full corporate power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement and the Underwriting Agreement, respectively;

                           (xiv) The Company is not required to be registered
                  under the Investment Company Act of 1940, as amended;

                           (xv) The documents incorporated by reference in the
                  Prospectuses and any further amendments or supplements to any such incorporated document made by the Company prior to the Closing Date (other than the financial statements, related schedules and other financial and statistical information contained therein or omitted therefrom as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, appear on their face to have been appropriately responsive in all material respects to the applicable requirements of the Act or the Exchange Act, as the case may be, and the Rules and Regulations of the Commission thereunder; and

                  (e) The Company shall have furnished to the Managers the opinion of Willkie Farr & Gallagher, special counsel to the Company, addressed to the Managers and dated the Closing Date, in form and substance satisfactory to CSFBL, to the effect that:

                           (i) The Company has been duly organized and is
                  validly existing and in good standing under the laws of its jurisdiction of organization and the Company has the corporate power and authority to own, lease and operate its properties and to conduct its businesses as described in the Prospectuses;

                           (ii) Such counsel has been advised by the Commission
                  that the Registration Statement has been declared effective under the Act; the Prospectuses have been filed with the Commission pursuant to the appropriate subparagraph of Rule 424(b) of the Rules and Regulations; to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission;

                           (iii) The Registration Statement, as of its effective
                  date, the Registration Statement and the Prospectuses, as of the date of this Agreement, and any further amendments or supplements thereto made by the Company prior to the Closing Date (in each case, other than the financial statements, related schedules, other financial and statistical information contained therein or omitted therefrom as to which such counsel need express no opinion) as of their effective dates, appear on their face to have been appropriately responsive in all material respects to the applicable requirements of the Act, the Exchange Act and the Rules and Regulations;

                           (iv) To such counsel's knowledge, there are no
                  contracts or other documents which are required to be described in the Prospectuses or filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations which have not been described or filed as exhibits to the Registration Statement or incorporated by reference therein as permitted by the Rules and Regulations;

                           (v) This Agreement and the Underwriting Agreement
                  have been duly authorized, executed and delivered by the Company; and

                           (vi) No consent, authorization, order of, or filing
                  or registration by the Company with, any United States governmental authority or body having jurisdiction over the Company is necessary or required for the performance by the Company of its obligations under this Agreement or the Underwriting Agreement, or in connection with the issuance and sale of the Offered Securities hereunder or thereunder, except as may be required under applicable state or foreign securities laws or blue sky laws in connection with the purchase and distribution of the Offered Securities.

                  (f) In the rendering of the opinions described in Section 6(d) and Section 6(e) above, such counsel may (i) state that their opinion is limited to matters governed by the Federal laws of the United States of America, the laws of the State of New York and the General Corporation Law of the State of Delaware and (ii) rely, to the extent they deem proper, in respect of matters of fact, upon certificates and representations of officers of the Company, the Subsidiaries or the Joint Ventures and public officials. Such counsel shall also have furnished to the Managers a written statement, addressed to the Managers and dated such Closing Date, in form and substance reasonably satisfactory to CSFBL, to the effect that (i) such counsel (in the case of Willkie Farr & Gallagher, such counsel may state that they have acted as special counsel to the Company for purposes of the subject Offering) have participated in conferences with representatives of the Company, some of which have been attended by the Managers and their counsel, at which conferences the contents of the Registration Statement, the Prospectuses, each amendment thereof and supplement thereto and related matters were discussed, although such counsel has not independently checked or verified and is not passing upon and assumes no responsibility for the factual accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectuses, any amendment thereof or supplement thereto, and (ii) based on the foregoing, no facts have come to the attention of such counsel which cause them to believe that (except for the financial statements, related schedules and other financial and statistical information contained therein or omitted therefrom as to all of which such counsel need not express any belief) (I) the Registration Statement (other than the documents incorporated by reference therein), as of its effective date and as of the date of this Agreement, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectuses, as amended and supple-mented as of the date of this Agreement or the Closing Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (II), in the case of the General Counsel of the Company, any document incorporated by reference in the Prospectuses or any further amendment or supplement to such incorporated document made by the Company prior to the Closing Date when they became effective or were filed with the Commission, as the case may be, contained, in the case of a registration statement that became effective under the Act, any untrue statement of a material fact or omitted to state a material fact required to be stated therein, in the light of the circumstances under which they were made, or necessary in order to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (g) The Managers shall have received from Skadden, Arps, Slate Meagher & Flom LLP, counsel for the Managers, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statement, the Prospectuses and other related matters as the CSFBL may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (h) The Managers shall have received a certificate, dated such Closing Date, of the President or any Vice-President and a principal financial or accounting officer of the Company in which such officers, shall state that to the best of their knowledge after reasonable investigation, the representations and warranties of the Company in this Agreement and the Underwriting Agreement are true and correct in all material respects, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date, that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission and that, subsequent to the date of the most recent financial statements included or incorporated by reference in the Prospectuses, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the financial condition, business or results of operations of the Company, the Subsidiaries and the Joint Ventures taken as a whole except as set forth in or contemplated by the Prospectuses or as described in such certificate.

                  (i) The Managers shall have received letters, dated such Closing Date, of Deloitte & Touche LLP and such other independent accountants for subsidiaries and acquired businesses which meet the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

                  (j) On such Closing Date, the U.S. Underwriters shall have purchased the U.S. Firm Securities or the U.S. Optional Securities, as the case may be, pursuant to the Underwriting Agreement.

                  (k) The Offered Securities shall have been listed on the NYSE subject only to notice of issuance thereof.

                  (l) Since the date of the latest audited financial statements included or incorporated by reference in the Prospectuses (i) except as disclosed in the Prospectuses, there shall have been no material adverse change, or a development which is reasonably likely to lead to a material adverse change, in the financial condition, business or results of operations of the Company, the Subsidiaries and the Joint Ventures taken as a whole and (ii) except as disclosed in the Prospectuses, there shall not have been any transactions entered into by the Company, the Subsidiaries or any Joint Venture, other than those in the ordinary course of business, which are material and adverse to the Company, the Subsidiaries and the Joint Ventures taken as a whole, and which, in the judgment of CSFBL, make it impracticable or inadvisable to proceed with the public offering or the delivery of the Offered Securities on the terms and in the manner contemplated in the Prospectuses.

The Company will furnish the Managers with such conformed copies of such opinions, certificates, letters and documents as the Managers reasonably request. CSFBL may in its sole discretion waive on behalf of the Managers compliance with any conditions to the obligations of the Managers hereunder, whether in respect of an Optional Closing Date or otherwise.

                  7. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Manager against any losses, claims, damages or liabilities, joint or several, to which such Manager may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, either of the Prospectuses, or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (with respect to the Prospectuses, in light of the circumstances under which they were made) not misleading, and will reimburse each Manager for any legal or other expenses reasonably incurred by such Manager in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability or action arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Manager through CSFBL specifically for use therein, it being understood and agreed that the only information furnished by any Manager consists of the information described as such in subsection (b) below; and provided, further, that, with respect to any untrue statement or omission in the Preliminary Prospectus dated September 22, 1997, as supplemented by the International Preliminary Prospectus Supplement and the U.S. Preliminary Prospectus Supplement both dated September 24, 1997 (as supplemented, collectively the "Preliminary Prospectuses"), this indemnity agreement shall not inure to the benefit of any Manager on account of any loss, claim, damage, liability or action arising from the sale of any Offered Securities to any person by that Manager if that Manager failed to send or give a copy of the Prospectuses, as the same may be amended or supplemented, to that person within the time required by the Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Prospectuses was corrected in the Prospectuses and the Prospectuses were made available to the Managers prior to the sale of the Offered Securities. For purposes of the last proviso to the immediately preceding sentence, the term "Prospectuses" shall not be deemed to include the documents incorporated by reference therein, and no Manager shall be obligated to send or give any supplement or amendment to any document incorporated by reference in the Preliminary Prospectuses or Prospectus any person other than a person to whom such Manager had delivered such incorporated document or documents in response to a written request therefor.

                  (b) Each Manager will severally and not jointly indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, either of the Prospectuses, or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (with respect to the Prospectuses, in the light of the circumstances under which they were made) not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Manager through CSFBL specifically for use therein, and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Manager consists of the following information in the International Prospectus furnished on behalf of each Manager: the last paragraph at the bottom of the cover page concerning the terms of the offering by the Managers, the legend concerning over-allotments and stabilizing on the inside cover page, the concession and reallowance figures appearing in the fifth paragraph in the section "Subscription and Sale," the information relating to the Intersyndicate Agreement in paragraphs 6 and 7 in the section "Subscription and Sale", the information relating to over-allotments and stabilizing in the 11th paragraph in the section "Subscription and Sale" and the information in the 8th and 12th paragraphs in the section "Subscription and Sale".

                  (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above, except to the extent it has been materially prejudiced by such failure; and provided, further, that such omission will not relieve it from any liability which it may otherwise have to an indemnified party. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent the indemnified party and its controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the indemnified party against the indemnifying party under this Section 7 if the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action or, if in the written opinion of counsel to either the indemnifying party or the indemnified party, representation of both parties by the same counsel would be inappropriate due to actual or likely conflicts of interest between them, and in that event the fees and expenses of one firm of separate counsel (in addition to the fees and expenses of local counsel) shall be paid by the indemnifying party. No indemnifying party shall, without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent.

                  (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Managers on the other from the offering of the International Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Managers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Managers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the International Securities (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Managers. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Managers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Manager shall be required to contribute any amount in excess of the amount by which the total price at which the International Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Manager has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Managers' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

                  (e) The obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each director, officer, employee and agent of the Managers and to each person, if any, who controls any Manager within the meaning of the Act; and the obligations of the Managers under this Section shall be in addition to any liability which the respective Managers may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

                  8. Default of Managers. If any Manager or Managers default in their obligations to purchase International Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of International Securities that such defaulting Manager or Managers agreed but failed to purchase does not exceed 10% of the total number of shares of International Securities that the Managers are obligated to purchase on such Closing Date, CSFBL may make arrangements satisfactory to the Company for the purchase of such International Securities by other persons, including any of the Managers, but if no such arrangements are made by such Closing Date, the non-defaulting Managers shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the International Securities that such defaulting Managers agreed but failed to purchase on such Closing Date. If any Manager or Managers so default and the aggregate number of shares of International Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of International Securities that the Managers are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBL and the Company for the purchase of such International Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Manager or the Company, except as provided in Section 9 (provided that if such default occurs with respect to International Optional Securities after the First Closing Date, this Agreement will not terminate as to the International Firm Securities or any International Optional Securities purchased prior to such termination). As used in this Agreement, the term "Manager" includes any person substituted for a Manager under this Section. Nothing herein will relieve a defaulting Manager from liability for its default.

                  9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the several Managers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Manager, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the International Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the International Securities by the Managers is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company and the Managers pursuant to Section 7 shall remain in effect and if any International Securities have been purchased hereunder the representations and warranties in
Section 7 and all obligations under Section 5 shall also remain in effect. If the purchase of the International Securities by the Managers is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv), or (v) of Section 6(c), the Company will reimburse the Managers for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the International Securities; provided that the Company shall not be obligated under this Section 9 to reimburse the U.S. Underwriters or the Managers for any expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities in excess of $250,000.

                  10. Notices. All communications hereunder will be in writing and, if sent to the Managers, will be mailed, delivered or telegraphed and confirmed to CSFBL at One Cabot Square, London E14 4QJ, England, Attention:
Company Secretary, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 302 South 36th Street, Suite 400, Omaha, Nebraska 68131, Attention: General Counsel; provided, however, that any notice to a Manager pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Manager.

                  11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

                  12. Representation of Managers. CSFBL will act for the several Managers in connection with this financing, and any action under this Agreement taken by CSFBL will be binding upon all the Managers.

                  13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

                  14. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

                  The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

                  If the foregoing is in accordance with the Managers' understanding of our agreement, kindly sign and return to us the counterparts hereof, whereupon it will become a binding agreement between the Company and the several Managers in accordance with its terms.

                                            Very truly yours,

                                            CALENERGY COMPANY, INC.

                                                  By: /s/
                                                  ___________________________
                                                  Name:
                                                  Title:

The foregoing Subscription Agreement is hereby confirmed and accepted as of the date first above written.

         Credit Suisse First Boston (Europe) Limited
         Lehman Brothers International (Europe)
         ABN AMRO Rothschild
         HSBC Investment Bank plc
         UBS Limited
           c/o Credit Suisse First Boston (Europe) Limited ("CSFBL") One Cabot Square
          London, England E14 4QJ

                  Acting on behalf of
                  themselves and as the
                  Representatives of the several Managers.

         By CREDIT SUISSE FIRST BOSTON (EUROPE) LIMITED


               By: /s/
                  ___________________________
               Name:
               Title:

                                   SCHEDULE A


                                                           Number of
Manager                                          International Firm Securities
-------                                          -----------------------------
Credit Suisse First Boston (Europe) Limited                 1,237,500
Lehman Brothers International (Europe)                      1,237,500
ABN AMRO Rothschild..............................             675,000
HSBC Investment Bank Plc.........................             675,000
UBS Limited......................................             675,000
                                                           ----------
       Total.....................................           4,500,000

                                   SCHEDULE B



                                  Subsidiaries


         Coso Funding Corp.+
         Incorporated in Delaware

         Coso Hotsprings Intermountain Power, Inc. +
         Incorporated in Delaware

         China Lake Operating Company +
         Incorporated in Delaware

         Coso Technology Corporation +
         Incorporated in Delaware

         China Lake Geothermal Management Company +
         Incorporated in Delaware

         China Lake Plant Services, Inc. +
         Incorporated in California

         Coso Hotsprings Overland Power, Inc.+
         Incorporated in Delaware

         CE Geothermal, Inc.
         Incorporated in Delaware

         Western States Geothermal Company
         Incorporated in Delaware

         Intermountain Geothermal Company
         Incorporated in Delaware


--------------------------
+ Indicates stock or partnership interests that are and at the Closing Date will continue to be pledged, subject to a purchase agreement, or otherwise encumbered and subject to foreclosure or other exercise of remedies.

         CalEnergy Development Corporation
         Incorporated in Delaware

         California Energy Yuma Corporation
         Incorporated in Utah

         California Energy General Corporation
         Incorporated in Delaware

         Rose Valley Properties, Inc.
         Incorporated in Delaware

         CalEnergy Minerals, Inc.
         Incorporated in Delaware

         CBE Engineering Co.
         Incorporated in California

         CE Exploration Company
         Incorporated in Delaware

         CE Newberry, Inc.
         Incorporated in Delaware

         CE International Investments Inc.
         Incorporated in Delaware

         CE Philippines Ltd.
         Incorporated in Bermuda

         CE Mahanagdong Ltd.
         Incorporated in Bermuda

         Ormoc Cebu Ltd.
         Incorporated in Bermuda


--------------------------

+ Indicates stock or partnership interests that are and at the Closing Date will continue to be pledged, subject to a purchase agreement, or otherwise encumbered and subject to foreclosure or other exercise of remedies.

         CE Cebu Geothermal Power Company, Inc.+
         Incorporated in the Philippines

         CE Indonesia Ltd.+
         Incorporated in Bermuda

         CE Casecnan Ltd.
         Incorporated in Bermuda

         CE Singapore Ltd.
         Incorporated in Bermuda

         CalEnergy International Ltd.
         Incorporated in Bermuda

         CE Bali, Ltd.
         Incorporated in Bermuda

         CE Casecnan Water and Energy Company, Inc.+
         Incorporated in the Philippines
         Capital Stock:  Owned 35% by CE Casecnan Ltd.,
         35% by Kiewit Energy International (Bermuda) Ltd.,
         15% by La Prairie Group Contractors (International) Ltd and 15% by San Lorenzo Ruiz Builders & Developers Group, Inc.

         Magma Power Company+
         Incorporated in Nevada

         CalEnergy Operating Company+
         Incorporated in Delaware

         Salton Sea Power Company+
         Incorporated in Nevada

         Vulcan Power Company+
         Incorporated in Nevada


--------------------------

+ Indicates stock or partnership interests that are and at the Closing Date will continue to be pledged, subject to a purchase agreement, or otherwise encumbered and subject to foreclosure or other exercise of remedies.

         Imperial Magma+
         Incorporated in Nevada

         Magma Land Company I+
         Incorporated in Nevada

         Desert Valley Company+
         Incorporated in California

         Fish Lake Power Company+
         Incorporated in Delaware

         Magma Netherlands B.V.+
         Formed in the Netherlands

         Tongonan Power Investment, Inc.+
         Incorporated in the Philippines

         Salton Sea Funding Corporation +
         Incorporated in Delaware

         Salton Sea Royalty Company+
         Incorporated in Delaware

         CE Asia Ltd.+
         Incorporated In Bermuda

         American Pacific Finance Company
         Incorporated in Delaware

         CalEnergy International Services, Inc.
         Incorporated in Delaware

         CalEnergy Imperial Valley Company, Inc.
         Incorporated in Delaware

--------------------------

+ Indicates stock or partnership interests that are and at the Closing Date will continue to be pledged, subject to a purchase agreement, or otherwise encumbered and subject to foreclosure or other exercise of remedies.

         California Energy Retail Company, Inc.
         Incorporated in Delaware

         CE Humboldt, Inc.
         Incorporated in Delaware

         CE Ijen Ltd.
         Incorporated in Bermuda

         Magma Generating Company I
         Incorporated in Nevada

         Magma Generating Company II
         Incorporated in Nevada

         Peak Power Corporation
         Incorporated in California

         CE Luzon Geothermal Power Company, Inc.+ Incorporated in the Philippines Capital Stock: Owned 50% by CE Mahanagdong Ltd.; 50% by Kiewit Energy International (Bermuda) Ltd.; an industrial company has the right to acquire 10% of the equity - 5% from CE Mahanagdong Ltd. and 5% from Kiewit Energy International (Bermuda) Ltd.


--------------------------

+ Indicates stock or partnership interests that are and at the Closing Date will continue to be pledged, subject to a purchase agreement, or otherwise encumbered and subject to foreclosure or other exercise of remedies.

         Himpurna California Energy Ltd.+
         Incorporated in Bermuda
         Capital Stock: Owned 47% by CE Indonesia Ltd.; 47% by Kiewit Energy International (Bermuda) Ltd., and 6% by P.T. Himpurna Enersindo Abadi; ("Himpurna"). Himpurna has assigned the right to certain preferred dividends representing a 4% interest in Himpurna California Energy Ltd., under the Joint Operating Contract, Pertamina has certain rights to acquire up to a 25% interest in the Joint Operating Contract, but not under the Energy Sales Contract

         Patuha Power, Ltd.+
         Incorporated in Bermuda
         Capital Stock: Owned 44% by CE Singapore Ltd., and 44% by Kiewit Energy International (Bermuda) Ltd.; and 12% by Mahaka Energy; under the Joint Operating Contract, Pertamina has certain rights to acquire up to a 25% interest in the Joint Operating Contract, but not under the Energy Sales Agreement

         Bali Energy Ltd.+
         Incorporated in Bermuda
         Capital Stock:  Owned 50% by CE Bali Ltd. and
         50% by Kiewit Energy International (Bermuda) Ltd.
         P.T. Pandanwangi Sekartji has the right to acquire up to 40% of the equity in Bali Energy Ltd.

         Norming Investments BV+
         Incorporated in the Netherlands

         BN Geothermal Inc.+
         Incorporated in Delaware

         Conejo Energy Company+
         Incorporated in California


--------------------------
+ Indicates stock or partnership interests that are and at the Closing Date will continue to be pledged, subject to a purchase agreement, or otherwise encumbered and subject to foreclosure or other exercise of remedies.

         Niguel Energy Company+
         Incorporated in California

         San Felipe Energy Company+
         Incorporated in California

         CE/FS Holding Company, Inc.
         Incorporated in Delaware

         Falcon Seaboard Power Corporation
         Incorporated in Texas

         Falcon Seaboard Resources, Inc.
         Incorporated in Texas

         Falcon Seaboard Energy Corporation
         Incorporated in Texas

         Falcon Seaboard Gas Company
         Incorporated in Texas

         Falcon Seaboard Oil Company
         Incorporated in Texas

         Falcon Seaboard Pipeline Corporation
         Incorporated in Texas

         Big Spring Pipeline Company
         Incorporated in Texas

         Falcon Power Operating Company
         Incorporated in Texas

         Power Resources, Inc.+
         Incorporated in Texas

--------------------------
+ Indicates stock or partnership interests that are and at the Closing Date will continue to be pledged, subject to a purchase agreement, or otherwise encumbered and subject to foreclosure or other exercise of remedies.

         North Country Gas Pipeline Corporation + Incorporated in New York Owned by Saranac Power Partners, L.P.

         Saranac Energy Company, Inc.+
         Incorporated in Delaware

         SECI Holdings, Inc.+
         Incorporated in Delaware

         Northern Consolidated Power, Inc. +
         Incorporated in Delaware

         NorCon Holdings, Inc.
         Incorporated in Delaware

         CE Electric, Inc.
         Incorporated in Delaware

         CE Power, Inc.
         Incorporated in Delaware

         CE Electric UK plc +
         Incorporated in England
         Capital Stock: Owned by CE Electric UK Holdings

         American Pacific Finance Company II +
         Incorporated in Delaware
         Capital Stock:  Owned 50% by CalEnergy Company, Inc. and
         50% by Kiewit Energy Company

         CE Indonesia Geothermal, Inc.
         Incorporated in Delaware


--------------------------

+ Indicates stock or partnership interests that are and at the Closing Date will continue to be pledged, subject to a purchase agreement, or otherwise encumbered and subject to foreclosure or other exercise of remedies.

         Slupo I B.V.+
         Incorporated in Netherlands
         Owned 50%  by CE Asia Ltd. and 50% by Kiewit
         Energy International (Bermuda) Limited

         CE Indonesia Funding Corp. +
         Incorporated in Delaware
         Owned 50% by Himpurna California Energy Ltd.
         and 50% by Patoha Power, Ltd.

         Gilbert/CBE Indonesia L.L.C.
         Organized in Nebraska
         Owned 60% Gilbert Industrial Corporation and 40% CBE Engineering
         Co.

         Northern Electric plc+ Incorporated in England and Wales Owned by CE Northern UK plc.

         Northern Electric Generation (NPL) Limited + Incorporated in England and Wales Owned by Northern Electric plc.

         Northern Electric Supply Limited + Incorporated in England and Wales Owned by Northern Electric plc.

         Northern Electric Share Scheme Trustee Limited + Incorporated in England and Wales Owned by Northern Electric plc.

         Northern Transport Finance Limited + Incorporated in England and Wales Owned by Northern Electric plc.


--------------------------
+ Indicates stock or partnership interests that are and at the Closing Date will continue to be pledged, subject to a purchase agreement, or otherwise encumbered and subject to foreclosure or other exercise of remedies.

         Northern Electric Retail Limited + Incorporated in England and Wales Owned by Northern Electric plc.

         Northern Electric Properties Limited + Incorporated in England and Wales Owned by Northern Electric plc.

         Northern Electric Distribution Limited
         Incorporated in England and Wales
         Owned by Northern Electric plc.

         CE Gas UK Ltd.+ Incorporated in England and Wales Owned by Northern Electric plc.

         Combined Power Systems (Northern) Limited+
         Incorporated in England and Wales

         Northern Electric (Overseas Holdings) Limited + Incorporated in England and Wales Owned by Northern Electric plc.

         Northern Electric Generation (CPS) Limited + Incorporated in England and Wales Owned indirectly by Northern Electric plc.

         Kings Road Developments Limited+ Incorporated in England and Wales Owned indirectly by Northern Electric plc.

         Ryhope Road Developments Ltd. +
         Incorporated in England and Wales
         Owned 48% by Northern Electric Properties Ltd. and
         51% by Bewey Group Limited


--------------------------
+ Indicates stock or partnership interests that are and at the Closing Date will continue to be pledged, subject to a purchase agreement, or otherwise encumbered and subject to foreclosure or other exercise of remedies.

         Stamfordham Road Developments Ltd.+
         Incorporated in England and Wales
         Owned 48% by Northern Electric Properties Ltd. and
         51% by Cussins Commercial Development Ltd.

         Northern Electric Generation (TPL) Limited + Incorporated in England and Wales Owned indirectly by Northern Electric plc.

         Northern Electric Generation Limited + Incorporated in England and Wales Owned by Northern Electric plc.

         Northern Electric Insurance Services Limited + Incorporated in England and Wales Owned indirectly by Northern Electric plc.

         Northern Metering Services Limited + Incorporated in Isle of Man Owned indirectly by Northern Electric plc.

         CalEnergy Gas (UK) Limited + Incorporated in England and Wales Owned indirectly by Northern Electric plc.

         Northern Electric Generation (Peaking) Limited + Incorporated in England and Wales Owned by Northern Electric plc.

         Northern Electric Training Limited + Incorporated in England and Wales Owned by Northern Electric plc.

         Northern Electric Transport Limited + Incorporated in England and Wales Owned by Northern Electric plc.


--------------------------
+ Indicates stock or partnership interests that are and at the Closing Date will continue to be pledged, subject to a purchase agreement, or otherwise encumbered and subject to foreclosure or other exercise of remedies.

         Northern Information Systems Limited +
         Incorporated in England and Wales

         Owned by Northern Electric plc.

         Northern Utility Services Limited + Incorporated in England and Wales Owned by Northern Electric plc.

         Viking Power Ltd.+
         Incorporated in England and Wales
         Capital Stock: Owned 50% by Northern Electric Generation Limited and 50% by Rolls-Royce Power Ventures Limited

         Northern Electric Finance + Incorporated in England and Wales Owned indirectly Northern Electric plc.

         Northgas Limited + Incorporated in England and Wales Owned by Northern Electric plc.

         Northern Tracing & Collection Services Limited + Incorporated in England and Wales Owned by Northern Electric plc.

         Northern Electric Telecom Limited + Incorporated in England and Wales Owned by Northern Electric plc.

         CE Electric UK Holdings +
         Incorporated in England
         Capital Stock: Owned 35% CE Power, Inc., 35% CE Electric Inc. and 30% by Kiewit Energy UK, Inc.


--------------------------
+ Indicates stock or partnership interests that are and at the Closing Date will continue to be pledged, subject to a purchase agreement, or otherwise encumbered and subject to foreclosure or other exercise of remedies.

         CalEnergy Gas (Polska) *Polish limited liability company Owned indirectly by Northern Electric plc.

         CalEnergy Capital Trust I
         Formed under the laws of Delaware

         CalEnergy Capital Trust II
         Formed under the laws of Delaware

         CalEnergy Capital Trust III
         Formed under the laws of Delaware

         CalEnergy Capital Turst IV
         Formed under the laws of Delaware


--------------------------
+ Indicates stock or partnership interests that are and at the Closing Date will continue to be pledged, subject to a purchase agreement, or otherwise encumbered and subject to foreclosure or other exercise of remedies.

                                   SCHEDULE C


                                 Joint Ventures

         Coso Energy Developers (CED)+
         Formed in California
         General Partnership:  48% CHIP; 52% Caithness Coso
         Holdings, L.P.

         Coso Finance Partners+
         Formed in California
         General Partnership: 46.3% owned by CLOC; 53.7% owned by ESCA I, L.P.

         Coso Power Developers (CPD)+
         Formed in California
         General Partnership:  50% owned by CTC; 50% by
         Caithness Navy II

         Coso Transmission Line Partners+
         Formed in California
         General Partnership:  Owned 50% by CED; 50% by CPD

         Vulcan/BN Geothermal Power Company+
         Formed in Nevada
         Partnership Interests:  Vulcan Power Company 50%
         General Partner; BN Geothermal, Inc. 50% General
         Partner


--------------------------
+ Indicates stock or partnership interests that are and at the Closing Date will continue to be pledged, subject to a purchase agreement, or otherwise encumbered and subject to foreclosure or other exercise of remedies.

         Del Ranch, L.P.+
         Formed in California
         Partnership Interests:  Magma Power Company 10%
         Limited Partner; CalEnergy Operating Company 40% General Partner; Conejo Energy Company 10% Limited Partner and 40% General Partner

         Elmore, L.P.+
         Formed in California
         Partnership Interests:  Magma Power Company 10%
         Limited Partner; CalEnergy Operating Company 40% General Partner; Niguel Energy Company 10% Limited Partner and 40% General Partner

         Leathers, L.P.+
         Formed in California
         Partnership Interests:  Magma Power Company 10%
         Limited Partner; CalEnergy Operating Company 40% General Partner; San Felipe Energy Company 10% Limited Partner and 40% General Partner

         Salton Sea Brine Processing L.P.+
         Limited Partnership Formed in California

         Salton Sea Power Generation L.P.+
         Limited Partnership Formed in California

         Visayas Geothermal Power Company+
         Partnership Formed in the Philippines

         Yuma Cogeneration Associates+
         Formed in Utah

         Alto Peak Power Company
         Formed in the Philippines


--------------------------
+ Indicates stock or partnership interests that are and at the Closing Date will continue to be pledged, subject to a purchase agreement, or otherwise encumbered and subject to foreclosure or other exercise of remedies.

         China Lake Joint Venture
         Formed in California
         Owed 50% by CalEnergy Company and
         50% by Caithness Geothermal 1980 Ltd.

         Coso Finance Partners II
         Formed in California
         Owned 50% by China Lake Geothermal Management Co., an affiliate of Calenergy Company, Inc. and 50% by ESCA II, L.P.

         Coso Land Company
         Formed in California
         Owned 50% by CalEnergy Company and 50% by Caithness Geothermal 1980
         Ltd.

         Gilbert/CBE L.P.
         Limited partnership formed in Nebraska
         Partnership Interests: 20% CBE Engineering Co. and 80% Gilbert Industrial Corporation

         Saranac Power Partners, L.P.+
         Limited partnership formed in Delaware
         Partnership Interests: 80% Saranac Energy Company, Inc. and 20% affiliates of Tomen Power Corporation

         NorCon Power Partners, L.P.+
         Limited partnership formed in Delaware
         Partnership Interests: 80% Northern Consolidated Power, Inc. and 20% affiliates of Tomen Power Corporation


--------------------------
+ Indicates stock or partnership interests that are and at the Closing Date will continue to be pledged, subject to a purchase agreement, or otherwise encumbered and subject to foreclosure or other exercise of remedies.